ADELPHIA COMMUNICATIONS CORPORATION


                     $150,000,000 10 1/2% Senior Notes due 2004

        $95,000,000 13% Series A Cumulative Exchangeable Preferred Stock


                               PURCHASE AGREEMENT

                                  July 1, 1997

Smith Barney Inc.
Bear, Stearns & Co. Inc.
NationsBanc Capital Markets, Inc.
TD Securities (USA) Inc.

c/o Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  Adelphia Communications Corporation, a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell to you, as the initial purchasers (the "Initial Purchasers"), (a) $150,000,000 in aggregate principal amount of its 10 1/2% Senior Notes due 2004 (the "Senior Notes") and (b) an aggregate of 950,000 shares (the "Shares") of 13% Series A Cumulative Exchangeable Preferred Stock, par value $.01 per share (Liquidation Preference $100.00 per share) (the "Exchangeable Preferred Stock"). The Senior Notes will (i) have the terms and provisions which are summarized in the Offering Memorandum (as defined herein), (ii) be in the forms specified by the Initial Purchasers pursuant to Section 3 hereof, and (iii) be issued pursuant to the provisions of an Indenture, to be dated as of July 7, 1997 (the "Indenture"), between the Company and Bank of Montreal Trust Company, as trustee (the "Trustee"). The Shares will (i) have the terms and provisions which are summarized in the Offering Memorandum (as defined herein), (ii) be in the forms specified by the Initial Purchasers pursuant to Section 3 hereof, (iii) be issued pursuant to the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of 13% Series A Cumulative Exchangeable Preferred Stock and 13% Series B Cumulative Exchangeable Preferred Stock of Adelphia Communications Corporation (the "Certificate of Designations") and (iv) be exchangeable as set forth in the Certificate of Designations for the Company's 13% Senior Subordinated Exchange Debentures due 2009 (the "Exchange




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Debentures" and collectively with the Senior Notes and the Exchangeable
Preferred Stock, the "Initial Securities").

                  The Company also proposes to issue and sell, pursuant to a separate purchase agreement, 550,000 shares (the "Highland Shares") of the Exchangeable Preferred Stock to Highland Holdings. Unless the context otherwise requires, references herein to the Exchangeable Prefered Stock include the Highland Shares.

                  The Company wishes to confirm as follows its agreement with you the Initial Purchasers in connection with the purchase and resale of the Senior Notes and the Shares.


         Preliminary Offering Memorandum and Offering Memorandum. The Senior Notes and the Shares will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Company has prepared a preliminary offering memorandum, dated June 23, 1997, which includes the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1997 and the Company's Form 10-K/A dated July 29, 1996 (the "Preliminary Offering Memorandum"), and an offering memorandum, dated July 1, 1997, which includes the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1997 and the Company's Form 10-K/A dated July 29, 1996 (the "Offering Memorandum"), setting forth information regarding the Company, the Initial Securities and the New Securities (as defined herein). Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, if any. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Senior Notes and the Shares by the Initial Purchasers.

                  The Company understands that the Initial Purchasers propose to make offers (the "Exempt Resales") of the Senior Notes and the Shares purchased by the Initial Purchasers hereunder only on the terms set forth in the Offering Memorandum, and Section 2 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, solely to persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") (such persons also being referred to herein as the "Eligible Purchasers").

                  It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Initial Securities (and all securities issued in exchange therefor, in substitution thereof) shall bear the following legend:

                  "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION


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         REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE
         WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED
                        STATES AND OTHER JURISDICTIONS."

                  It is also understood and acknowledged that holders (including subsequent transferees) of the Initial Securities will have the registration rights set forth (i) with respect to the Senior Notes, in the registration rights agreement (the "Notes Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Senior Notes constitute "Transfer Restricted Securities" (as defined in the Notes Registration Rights Agreement), and (ii) with respect to the Exchangeable Preferred Stock and the Exchange Debentures, in the registration rights agreement (the "Exchangeable Preferred Stock Registration Rights Agreement" and collectively with the Notes Registration Rights Agreement, the "Registration Rights Agreements"), to be dated the Closing Date, in substantially the form of Exhibit B hereto, for so long as such Exchangeable Preferred Stock or Exchange Debentures constitute "Transfer Restricted Securities" (as defined in the Exchangeable Preferred Stock Registration Rights Agreement). Pursuant to such Registration Rights Agreements, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act relating to (a) the Company's 10 1/2% Senior Notes due 2004 (the "New Notes") to be offered in exchange for the Senior Notes, (b) the Company's 13% Series B Cumulative Exchangeable Preferred Stock to be offered in exchange for the Exchangeable Preferred Stock (the "New Exchangeable Preferred Stock") and (c) the Company's 13% Senior Subordinated Exchange Debentures due 2009 to be offered in exchange for the Exchange Debentures (the "New Exchange Debentures") (the "Registered Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act relating to the resale by certain holders of the Initial Securities, and to use its best efforts to cause such registration statement to be declared effective. As used herein, (i) the New Notes, the New Exchangeable Preferred Stock and the New Exchange Debentures are hereinafter referred to collectively as the "New Securities," (ii) the Senior Notes and the New Notes are hereinafter referred to collectively as the "Notes,"
(iii) the Exchangeable Preferred Stock, the Highland Shares and the New Exchangeable Preferred Stock are hereinafter referred to collectively as the "Preferred Stock," (iv) the Exchange Debentures and the New Exchange Debentures are hereinafter referred to collectively as the "Debentures" and (v) the Initial Securities and the New Securities are hereinafter referred to collectively as the "Securities." This Agreement, the Indenture, the indenture governing the Exchange Debentures (the "Exchange Indenture"), the Registration Rights Agreements, the Certificate of Designations and the Securities are hereinafter referred to collectively as the "Operative Documents."

                           Agreements to Sell, Purchase and Resell. The Company
hereby agrees, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees severally and not jointly to purchase from the Company, (i) with respect to the Senior Notes, at a purchase price of 99.2666% of the principal amount thereof and (ii) with respect to the Shares at a purchase price per share of $98.8421, the principal amount of Senior Notes and the number of Shares set forth opposite the name of such Initial Purchaser in
Schedule I hereto. The Company shall not be obligated to deliver any (i) of the Senior Notes to be delivered hereunder except upon payment for all of the Senior Notes to be purchased as provided herein or (ii) Shares to be delivered hereunder except upon payment for all of the Shares to be purchased as provided herein.


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                           Each of the Initial Purchasers hereby represents and
warrants to the Company that it will offer the Senior Notes and the Shares for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each of the Initial Purchasers hereby represents and warrants to, and agrees with, the Company that such Initial Purchaser (i) is either a QIB or other institutional "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Act (each, an "Accredited Institution"), in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Senior Notes and the Shares; (ii) is purchasing the Senior Notes and Shares pursuant to a private sale exempt from registration under the Act; (iii) in connection with the Exempt Resales, will solicit offers to buy the Senior Notes and the Shares only from, and will offer to sell the Senior Notes and the Shares only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iv) will not offer or sell the Senior Notes or the Shares nor has it offered or sold the Senior Notes or the Shares by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Senior Notes and the Shares. The Initial Purchasers have advised the Company that the Initial Purchasers will initially offer (i) the Senior Notes to Eligible Purchasers at a price of 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Senior Notes and (ii) the Shares to Eligible Purchasers at a price of $100 per Share. Such prices may be changed by the Initial Purchasers at any time thereafter without notice.

                  Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(d) and 7(h) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Initial Purchasers hereby consent to such reliance.

                           Delivery of the Senior Notes and the Shares and
Payment Therefor. Delivery to the Initial Purchasers of and payment for the Senior Notes and the Shares shall be made at the office of Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022 at 9:00 A.M., New York City time, on July 7, 1997 (the "Closing Date"). The place of closing for the Senior Notes and the Shares and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

                           The Senior Notes and the Shares will be delivered to
the Initial Purchasers against payment of the purchase price therefor in immediately available funds. The Senior Notes and the Shares will be evidenced by one or more global securities in definitive form (the "Global Securities"), and will be registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"). The Senior Notes and the Shares to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.


                           Agreements of the Company. The Company agrees with
the Initial Purchasers as follows:


                           The Company will furnish to the Initial Purchasers,
without charge, such number of copies of the Offering Memorandum as the Initial Purchasers may reasonably request.



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                           The Company will not make any amendment or supplement
to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised, including by way of filing any document with the Commission that would be incorporated therein by reference.

                           Prior to the execution and delivery of this
Agreement, the Company shall have delivered or will deliver to the Initial Purchasers, without charge, in such quantities as the Initial Purchasers shall have requested or may hereafter reasonably request, copies of the Preliminary Offering Memorandum. The Company consents to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Senior Notes or the Shares are offered by the Initial Purchasers and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company. The Company consents to the use of the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Senior Notes or the Shares are offered by the Initial Purchasers and by all dealers to whom Senior Notes or Shares, may be sold, in connection with the offering and sale of the Senior Notes and the Shares.

                           If, at any time prior to completion of the
distribution of the Senior Notes and the Shares by the Initial Purchasers to Eligible Purchasers, any event shall occur that in the judgment of the Company, or in the opinion of counsel for the Initial Purchasers, should be set forth in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum in order to comply with any law, the Company will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

                           The Company will cooperate with the Initial
Purchasers and with their counsel in connection with the qualification of the Senior Notes and the Shares for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualifications; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Senior Notes or the Shares, in any jurisdiction where it is not now so subject.

                           So long as any of the Securities are outstanding, the
Company will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Company mailed to stockholders generally or filed with any stock exchange or regulatory body and (ii) from time to time such other information concerning the Company as the Initial Purchasers may reasonably request.

                           If this Agreement shall terminate or shall be
terminated after execution and delivery pursuant to any provisions hereof (otherwise than by notice given by the Initial Purchasers terminating this Agreement pursuant to Section 10 hereof) or if this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Initial Purchasers for all out-of-pocket expenses (including reasonable fees and expenses of their counsel) reasonably incurred by them in connection herewith, but without any further obligation on the part of the Company for loss of profits or otherwise.



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                           The Company will apply the net proceeds from the sale
of the Senior Notes and the Shares to be sold by it hereunder and from the sale of the Highland Shares and the Company's Series C Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock") substantially in accordance with the description set forth in the Offering Memorandum under the caption "Use of Proceeds."

                           Except as stated in this Agreement and in the
Preliminary Offering Memorandum and Offering Memorandum, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities. Except as permitted by the Act, the Company will not distribute any offering material in connection with the Exempt Resales.

                           The Company will use its best efforts to permit the
Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to permit the Securities to be eligible for clearance and settlement through DTC.

                           From and after the Closing Date, so long as any of
the Securities are outstanding and are "restricted securities" within the meaning of the Rule 144(a)(3) under the Act or, if earlier, until two years after the Closing Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information (the "Additional Company Information") required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resales of the Securities.

                           The Company has complied and will comply with all
provisions of Florida Statutes Section 517.075 relating to issuers doing business with Cuba.

                           The Company agrees not to sell, offer for sale or
solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Senior Notes and the Shares in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Senior Notes and the Shares.

                           The Company agrees to comply with all the terms and
conditions of the Registration Rights Agreements and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book entry" transfer.

                           The Company agrees to cause the Registered Exchange
Offer to be made in the appropriate form, as contemplated by the Registration Rights Agreements, to permit registration of the New Securities to be offered in exchange for the Initial Securities, and to comply with all applicable federal and state securities laws in connection with the Registered Exchange Offer.

                           The Company agrees that prior to any registration of
the Senior Notes pursuant to the Notes Registration Rights Agreement, or at such earlier time as may be required, the Indenture shall be qualified under the Trust Indenture Act of 1939 (the "1939 Act") and any necessary supplemental indentures will be entered into in connection therewith.



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                           The Company agrees that prior to (i) any registration
of the Exchange Debentures pursuant to the Exchangeable Preferred Stock Registration Rights Agreement or otherwise, or at such earlier time as may be required, the Exchange Indenture shall be qualified under the 1939 Act and any necessary supplemental indentures will be entered into in connection therewith.

                           The Company will not voluntarily claim, and will
resist actively all attempts to claim, the benefit of any usury laws against holders of the Notes or the Debentures.

                           The Company agrees that on or prior to the Closing
Date, it shall cause the Certificate of Designations to be filed with the appropriate authorities.

                           The Company agrees to consummate the sale of the
Highland Shares and the shares of the Convertible Preferred Stock prior to or simultaneously with the consummation of the sale of the Senior Notes and the Shares hereunder.

                           The Company will do and perform all things required
or necessary to be done and performed under this Agreement by it prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers' obligations hereunder to purchase the Senior Notes and the Shares.

                  (v) The Company has furnished to you a "lock-up" letter with respect to the Highland Shares, in form and substance satisfactory to you, signed by Highland Holdings.

                           Representations and Warranties of the Company. The
Company represents and warrants to the Initial Purchasers that:

                           The Preliminary Offering Memorandum and the Offering Memorandum have been prepared in connection with the offering of the Senior Notes and the Shares. The Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Initial Purchasers concerning the Initial Purchasers expressly for use therein (the "Initial Purchasers Information"). Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                           The Company has not sustained since March 31, 1997 any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since the respective dates as of which information is given in the Offering Memorandum, there has not been any reduction in the consolidated stockholders' equity or change in the capital stock, as applicable (other than reductions in the ordinary course of business consistent with prior periods), material increase in the total amount of short-term debt (excluding trade payables) and long-term debt of the Company or any of its material subsidiaries (the "Subsidiaries") or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners' equity, shareholders' equity or results


                                                       7



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                           of operations of the Company and its Subsidiaries,
         otherwise than as set forth or contemplated in the Offering Memorandum;

                           Each of the Company and its Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum or such as do not affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries; except in any case that would not have a material adverse effect on the business, general affairs, management, financial position, partners equity or shareholders' equity (other than reductions in the ordinary course of business consistent with prior periods), results of operations or prospects of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect");

                           (i) Each of the Subsidiaries that are partnerships has been duly formed and is validly existing as a partnership in good standing under the laws of its state of formation, with full power and authority (partnership and other) to own its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified as a foreign partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction except where the failure to so qualify would not have a Material Adverse Effect; and (ii) each of the Company and the Subsidiaries that are corporations has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction except where the failure to so qualify would not have a Material Adverse Effect;

                           Each of the Company and its Subsidiaries has the ownership or authorized capitalizations, as the case may be, as set forth in the Offering Memorandum, and all of the partnership interests of the Subsidiaries that are partnerships and all of the issued shares of capital stock of its Subsidiaries that are corporations have been duly and validly authorized and issued and with respect to shares of capital stock are fully paid and non-assessable; and all of the partnership interests of the Subsidiaries disclosed in the Offering Memorandum as being owned directly or indirectly by the Company and all of the issued shares of capital stock of the Subsidiaries that are corporations have been duly and validly authorized and issued are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims (other than liens to secure indebtedness under credit facilities disclosed in the Offering Memorandum); and ownership of the various interests and shares of the Company and its Subsidiaries is as described in the Offering Memorandum;

                           The Notes have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will


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         constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture under which they are to be issued; the Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms against the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Notes and the Indenture will conform to the descriptions thereof in the Offering Memorandum and will be in substantially the form previously delivered to the Initial Purchasers in connection with this transaction.

                           The shares of Exchangeable Preferred Stock have been duly and validly authorized and, when issued and delivered pursuant to this Agreement and the purchase agreement with respect to the Highland Shares, will have been duly and validly issued, will be fully paid and non-assessable, in the case of the Highland Shares, will have been issued in compliance with all applicable federal and state securities laws, and the Exchangeable Preferred Stock will be entitled to the rights, privileges and preferences set forth in the Certificate of Designations; the stockholders of the Company have no preemptive rights with respect to the issuance of the Exchangeable Preferred Stock; the Certificate of Designations has been duly authorized by the Company and will be duly executed by the Company and filed as required; and the Preferred Stock and the Certificate of Designations will conform to the descriptions thereof in the Offering Memorandum and will be substantially in the form previously delivered to the Initial Purchasers in connection with this transaction.

                           The Debentures have been duly authorized and, when issued and delivered in exchange for the Preferred Stock in accordance with the terms of the Certificate of Designations, will have been duly executed, authenticated, issued and delivered, and will constitute the valid and legally binding obligations of the Company entitled to the benefits provided by the Exchange Indenture under which they are to be issued; the Exchange Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee thereunder, the Exchange Indenture will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Debentures and the Exchange Indenture will conform to the descriptions thereof in the Offering Memorandum and will be in substantially the form previously delivered to the Initial Purchasers in connection with this transaction.

                           The shares of Convertible Preferred Stock have been duly and validly authorized and, when issued and delivered pursuant to the purchase agreement in respect thereof, will have been duly and validly issued, will be fully paid and non-assessable, will have been issued in compliance with all applicable federal and state securities laws and will be entitled to the rights, privileges and preferences set forth in the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of Series C Cumulative Convertible Preferred Stock of Adelphia Communications Corporation (the "Convertible Preferred Stock Certificate of Designations"); the stockholders of the Company have no preemptive rights with respect to the issuance of the Convertible Preferred Stock; the Convertible Preferred Stock Certificate of Designations has been duly authorized by the Company and will be duly executed by the Company and filed as required; and the Convertible Preferred Stock and the Convertible Preferred Stock Certificate of Designations will conform to the descriptions thereof in the Offering Memorandum and will be substantially in the form previously delivered to the Initial Purchasers in connection with this transaction.

                           The capital stock of the Company conforms to the description thereof contained in the Offering Memorandum; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of any preemptive rights; except as disclosed in the Offering Memorandum, there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company,
         (ii) warrants, rights or options to subscribe for or purchase any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                           None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Senior Notes and Exchangeable Preferred Stock) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

                           Prior to the date hereof, none of the Company or any of its affiliates (other than the Initial Purchasers or any person acting on their behalf as to which the Company makes no representation) has taken, directly or indirectly, any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

                           Each of the Registration Rights Agreements has been duly authorized by the Company and, when executed and delivered by the Company, the Initial Purchasers, and, in the case of the Exchangeable Preferred Stock Registration Rights Agreement, Highland Holdings will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and each of the Registration Rights Agreements will conform to the description thereof in the Offering Memorandum and will be in substantially the forms previously delivered to the Initial Purchasers;

                           Neither (i) the issue and sale of the Notes and Preferred Stock and the compliance by the Company with all of the applicable provisions of the Notes and Preferred Stock, the Indenture, the Exchange Indenture, the Certificate of Designations, the Registration Rights Agreements, this Agreement and the documents executed in connection with the sale of the Highland Shares and the consummation of the transactions herein and therein contemplated nor
         (ii) the issue and sale of the Convertible Preferred Stock and the compliance by the Company with all of the applicable provisions of the Convertible Preferred Stock and the documents executed in connection with the sale thereof, will conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument (including, without limitation, any license or franchise granted to the Company or one of its Subsidiaries by a local franchising governmental body) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or has rights under or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or bylaws of the Company or its Subsidiaries that are corporations or the certificates of limited partnership or the partnership agreements of its Subsidiaries that are partnerships, or any statute or any order, rule or regulation of any court or regulatory or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or regulatory or governmental agency or body is required for the issue and sale of the Securities and the Convertible Preferred Stock or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture, the Exchange Indenture, the Certificate of Designations, the Registration Rights Agreements or the documents executed in connection with the sale of the Highland Shares or the Convertible Preferred Stock, other than (i) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Senior Notes and the Shares by the Initial Purchasers, (ii) the filing of registration statements by the Company with the Commission pursuant to the Act pursuant to the Registration Rights Agreements and in respect of the Convertible Preferred Stock and
         (iii) such other consents, approvals, authorizations, registrations or qualifications as may be required under the Act, state or foreign securities or Blue Sky laws in connection with the exchange, offer or resale registration contemplated in the Offering Memorandum and described in the Registration Rights Agreements in connection with the purchase and resale of the Senior Notes and Exchangeable Preferred Stock and (iv) in respect of the Convertible Preferred Stock, and (iv) as may be required by (x) the HartScott Rodino Antitrust Improvements Act of 1976 ("Hart-Scott Rodino Act"), (y) federal or state securities laws and regulations or (z) the laws, orders, regulations or requirements regarding, or governmental authorizations to own or operate, cable television systems or competitive local exchange carrier networks and related facilities under, federal, state or local law, and similar laws or regulations, in each case in connection with the conversion of the Convertible Preferred Stock into Class A Common Stock;

                           None of the Company or its Subsidiaries is in violation of its certificate of incorporation or bylaws, as the case may be, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument (including, without limitation, any license or franchise granted to the Company or a subsidiary by a local franchising governmental body) to which the Company or a subsidiary is a party or by which it or any of its properties may be bound, except for such defaults as would not have individually or in the aggregate a Material Adverse Effect;

                           The statements set forth in the Offering Memorandum under the captions "Affiliates Purchase of Convertible Preferred Stock," "Description of the Notes;" "Description of the Exchangeble Preferred Stock and Exchange Debentures," "Terms Applicable to All Securities" and "Description of Convertible Preferred Stock," insofar as they purport to constitute a summary of the terms of such securities, and under the captions "Business," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

                           When the Senior Notes and the Shares are issued and delivered pursuant to this Agreement, the Senior Notes and the Shares will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

                           None of the Company or its Subsidiaries is or, after giving effect to the offering and sale of the Senior Notes and Exchangeable Preferred Stock, will be an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

                           None of the Company or any person acting on its behalf (other than the Initial Purchasers, as to which the Company makes no representation or warranty) has offered or sold the Senior Notes or the Exchangeable Preferred Stock by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act;

                           Except for the offering and sale of $350,000,000 aggregate principal amount of the Company's 97/8% Senior Notes due 2007, within the preceding six months, none of the Company or any other person acting on behalf of the Company (other than the Initial Purchasers, as to which the Company makes no representation or warranty) has offered or sold to any person any Notes or Preferred Stock, or any securities of the same or a similar class as the Notes or the Preferred Stock, other than Senior Notes and Shares offered or sold to the Initial Purchasers hereunder and Highland Shares to be sold to Highland Holdings. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Notes or Preferred Stock or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Notes or Preferred Stock has been completed (as notified by the Initial Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes or Preferred Stock in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

                           None of the Company or any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                           Other than as set forth in the Offering Memorandum (including those matters referred to therein relating to general rulemakings and similar matters relating generally to the cable television industry), there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others; and except with respect to general rulemakings and similar matters relating generally to the cable television industry, during the time the Systems (as defined below) have been owned by the Company or a subsidiary (i) there has been no adverse judgment, order, or decree issued by the United States Federal Communications Commission (the "FCC") relating to any of the Systems that has not been disclosed in the Offering Memorandum that would be required to be disclosed in a public offering registered under the Act; (ii) there are no actions, suits, proceedings, inquiries or investigations by the FCC pending or threatened in writing against or affecting the Company, any of its Subsidiaries or any System; and (iii) to the Company's knowledge, after due inquiry, there is no reasonable basis for any such action, suit, proceeding or investigation;

                           Deloitte & Touche LLP, who have reported on the financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                           This Agreement has been duly authorized, executed and delivered by the Company;

                           Except for matters covered by paragraph (bb) below or with respect to matters that would not individually or in the aggregate have a Material Adverse Effect, (i) the Company and its Subsidiaries have made all filings, recordings and registrations with, and possess all validations or exemptions, approvals, orders, authorizations, consents, licenses, certificates and permits from, the FCC, applicable public utilities and other federal, state and local regulatory or governmental bodies and authorities or any subdivision thereof, including, without limitation, cable television franchises, pole attachment agreements, and cable antenna relay service, broadcast auxiliary, earth station, business radio, microwave or special safety radio service licenses issued by the FCC (collectively, the "Authorizations") necessary or appropriate to own, operate and construct the cable communication systems owned by them (the "Systems") or otherwise for the operation of their businesses and are not in violation thereof; (ii) all such Authorizations are in full force and effect, and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or modification of any Authorization which is necessary or appropriate to own, operate and construct the Systems or otherwise for the operation of any such business; (iii) none of the Company or any of its Subsidiaries is in violation of any duty or obligation required by the United States Communications Act of 1934, as amended (the "Communications Act"), or any FCC rule or regulation applicable to the operation of any portion of any of the Systems; (iv) none of the Company or any of its Subsidiaries is in violation of any duty or obligation required by state or local laws, or local rules or regulations applicable to the operation of any portion of any of the Systems; (v) there is not pending or, to the best knowledge of the Company or any of its Subsidiaries, threatened, any action by the FCC or state or local regulatory authority to modify, revoke, cancel, suspend or refuse to renew any Authorization; (vi) other than as described in the Offering Memorandum, there is not now issued or outstanding or, to the best knowledge of the Company or any of its Subsidiaries, threatened, any notice of any hearing, material violation or material complaint against the Company or any of its Subsidiaries with respect to the operation of any portion of the Systems and none of the Company or its Subsidiaries has any knowledge that any person intends to contest renewal of any material Authorization;

                           (i) (A) The Company and its Subsidiaries have entered into, or have rights under, all required programming agreements (including, without limitation, all non-broadcast affiliation agreements under which the Company and its Subsidiaries are accorded retransmission rights relating to programming that the Systems provide to their customers) that are material to the conduct of their business as described in the Offering Memorandum; and (B) all such material agreements are in full force and effect and none of the Company, any of its Subsidiaries or any of its affiliates has received any written notice of revocation or material modifications of such material agreements; and (ii)(A) either the Company or its Subsidiaries has entered into agreements with the television stations that have notified the Company or its Subsidiaries that such station's respective consent is required to carry such stations on the Systems or has ceased carrying such stations; (B) all such agreements grant the Company or one of its Subsidiaries retransmission consent in exchange for various non-cash consideration; and (C) all such agreements are in full force and effect and are not subject to revocation (except in the case of material breach by the Company or its Subsidiaries) or material modifications, and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or material modification of any such agreement, except where the failure of such agreements to be in full force and effect or such revocation would not, in either case, individually or in the aggregate have a Material Adverse Effect;

                  (aa) Except for matters that would not individually or in the aggregate have a Material Adverse Effect, (i) all registration statements and all other documents (including but not limited to annual reports) required by the FCC in connection with the operation of the Systems have been filed with the FCC; (ii) all frequencies within the restricted aeronautical and navigational bands (i.e., 108-136 MHz and 225-400 MHz) which are currently being used in connection with the operation of the Systems have been authorized for such use by the FCC;
         (iii) each of the Systems subject to Equal Employment Opportunity Commission ("EEO") compliance certification by the FCC has been certified by the FCC for annual EEO compliance during the time such Systems have been owned by the Company or its Subsidiaries; and (iv) all towers associated with the Systems are in compliance with the rules and regulations of the United States Federal Aviation Administration;

                  (bb) Except for matters that would not individually or in the aggregate have a Material Adverse Effect, none of the Company or any of its Subsidiaries is in breach or violation of, or in default under, any of the terms, conditions or provisions of the Communications Act or the rules, regulations or policies of the FCC thereunder;

                  (cc) (i) Except for matters that would not individually or in the aggregate have a Material Adverse Effect, all statements of accounts and any other filings that are required under Section 111 of the United States Copyright Act of 1976, as amended, in connection with the retransmission of any broadcast television and radio signals on the Systems have been timely filed with the United States Copyright Office and indicated royalty payments have been made for each System for each accounting period during which such Systems have been owned by the Company or its Subsidiaries; (ii) none of the Company, any of its Subsidiaries or any System has received any inquiry or request from the United States Copyright Office or from any other party challenging or questioning any such statements of account or royalty payments; and
         (iii) no claim of copyright infringement has been made or threatened in writing against the Company, any of its Subsidiaries or any System;

                  (dd) Neither the execution and delivery of this Agreement, the Indenture, the Certificate of Designations or the Registration Rights Agreements, nor the consummation of the transactions contemplated hereby and thereby or by the Offering Memorandum under "Use of Proceeds," nor compliance with the terms, conditions and provisions thereof by the Company, will conflict with the Communications Act or the rules, regulations or policies of the FCC thereunder, or will cause any suspension, revocation, impairment, forfeiture, nonrenewal or termination of any material license, permit, franchise, certificate, consent, authorization, designation, declaration, filing, registration or qualification;

                  (ee) Neither the execution and delivery of this Agreement, the Indenture, the Certificate of Designations, or the Registration Rights Agreements, nor the execution, delivery, offer, issuance and sale of the Senior Notes or the Exchangeable Preferred Stock, nor compliance with the terms, conditions and provisions thereof by the Company, requires any license, permit, franchise, certificate, consent, authorization, designation, declaration, filing, registration or qualification by or with the FCC.

                           Indemnification and Contribution. The Company agrees
to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the Initial Purchasers information furnished in writing to the Company by or on behalf of the Initial Purchasers expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to the Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser (or to the benefit of any person controlling such Initial Purchaser) on account of any such loss, claim, damage, liability or expense arising from the sale of the Senior Notes or the Shares by such Initial Purchaser to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum and such Initial Purchaser sold Senior Notes or Shares to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Offering Memorandum (as then amended or supplemented) if the Company has previously furnished sufficient copies thereof to the Initial Purchasers on a timely basis to permit such sending or giving. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                           If any action, suit or proceeding shall be brought
against the Initial Purchasers or any person controlling the Initial Purchasers in respect of which indemnity may be sought against the Company, the Initial Purchasers or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Initial Purchasers or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Initial Purchasers or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Initial Purchasers or such controlling person and the indemnifying parties and the Initial Purchasers or such controlling person shall have been advised in writing by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Initial Purchasers or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Initial Purchasers and controlling persons not having actual or potential differing interests with the Initial

Purchasers or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless the Initial Purchasers, to the extent provided in paragraph (a), and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                           Each Initial Purchaser, severally and not jointly,
agrees to indemnify and hold harmless the Company and its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to the Initial Purchasers set forth in paragraph (a) hereof, but only with respect to the Initial Purchasers Information furnished in writing by or on behalf of the Initial Purchasers expressly for use in the Preliminary Offering Memorandum or Offering Memorandum. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling person based on the Preliminary Offering Memorandum or Offering Memorandum, and in respect of which indemnity may be sought against the Initial Purchasers pursuant to this paragraph (c), the Initial Purchasers shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof, the Initial Purchasers shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Initial Purchasers' expense), and the Company, its directors and officers, and any such controlling person shall have the rights and duties given to the Initial Purchasers by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Initial Purchasers may otherwise have.

                           If the indemnification provided for in this Section 6
is unavailable (except if inapplicable according to its terms) to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Senior Notes and the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offerings (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Initial Purchasers on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           The Company and the Initial Purchasers agree that it
would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
(d)
above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price of the Senior Notes and the Shares purchased by it and distributed to the purchasers pursuant to Exempt Resales exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           Any losses, claims, damages, liabilities or expenses
for which an indemnified party is entitled to indemnification or contribution under this Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred but only to the extent that such losses, claims, damages, liabilities or expenses are required to be paid by an indemnified party. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchasers or any person controlling any Initial Purchaser, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Senior Notes and Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to an Initial Purchaser or any person controlling an Initial Purchaser, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

                           No indemnifying party shall, without the prior
written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                           Conditions of the Initial Purchasers' Obligation. The
obligation of the Initial Purchasers to purchase the Senior Notes and the Shares hereunder is subject to the following conditions:

                           At the time of execution of this Agreement and on the
Closing Date, no order or decree preventing the use of the Offering Memorandum, or any order asserting that the sale of the Convertible Preferred Stock or the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, be contemplated. No stop order suspending the sale of the Senior Notes or the Shares in any jurisdiction designated by the Initial Purchasers shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, shall be contemplated.

                           Subsequent to the date as of which information is
given in the Offering Memorandum, except as otherwise stated in the Offering Memorandum, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or its Subsidiaries not contemplated by the Offering Memorandum, which in the opinion of the Initial Purchasers, would materially adversely affect the market for the Senior Notes or the Shares, or
(ii) any event or development relating to or involving the Company, any of its Subsidiaries or any officer or director of the Company or any of its Subsidiaries which makes any statement made in the Offering Memorandum untrue or which, in the opinion of the Company and its counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Offering Memorandum in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Offering Memorandum to reflect such event or development would, in the opinion of the Initial Purchasers, materially adversely affect the market for the Securities.

                           The Offering Memorandum shall have been printed and
copies thereof distributed to the Initial Purchasers in such quantities as shall have been previously specified by the Initial Purchasers not later than 9:00 A.M., New York City time, on July 2, 1997, or at such later date and time as the Initial Purchasers may approve in writing.

                           The Initial Purchasers shall have received on the
Closing Date an opinion of Buchanan Ingersoll Professional Corporation, counsel for the Company, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

                                    The Company has been duly incorporated and
         is validly existing as a
         corporation in good standing under the laws of the state of its formation with full corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum;

                                    This Agreement has been duly authorized,
         executed and delivered by the Company;

                                    The Registration Rights Agreements have been
         duly authorized, executed and delivered by the Company;

                                    The Notes have been duly authorized and,
         when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and further except that (a) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy, and (b) waivers as to usury, stay or extension laws may be unenforceable; and the Notes and the Indenture conform in all material respects to the descriptions thereof in the Offering Memorandum;

                                    The Indenture has been duly authorized,
         executed and delivered by the Company and will constitute a valid and legally binding instrument enforceable in accordance with its terms against the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and further except that (a) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy, and (b) waivers as to usury, stay or extension laws may be unenforceable;

                                    The shares of Exchangeable Preferred Stock
         have been duly authorized and, when issued and delivered pursuant to this Agreement and the purchase agreement with respect to the Highland Shares, will have been duly and validly issued, will be fully paid and non-assessable, and will be entitled to the rights, privileges and preferences set forth in the Certificate of Designations which, together with the Preferred Stock, conform in all material respects to the descriptions thereof in the Offering Memorandum; the stockholders of the Company have no preemptive rights with respect to the issuance of the Exchangeable Preferred Stock; and the Certificate of Designations has been duly authorized and executed by the Company and filed with the appropriate authorities;

                                    The shares of Convertible Preferred Stock
         have been duly authorized and, when issued and delivered pursuant to the purchase agreement in respect thereof, will have been duly and validly issued, will be fully paid and non-assessable, and will be entitled to the rights, privileges and preferences set forth in the Convertible Preferred Stock Certificate of Designations which, together with the Convertible Preferred Stock, conform in all material respects to the descriptions thereof in the Offering Memorandum; the stockholders of the Company have no preemptive rights with respect to the issuance of the Convertible Preferred Stock; the Convertible Preferred Stock Certificate of Designations has been duly authorized and executed by the Company and filed with the appropriate authorities.

                                    The Debentures have been duly authorized
         and, when issued and delivered pursuant to the Certificate of Designations, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Exchange Indenture and enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and further except that (a) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy, and (b) waivers as to usury, stay or extension laws may be unenforceable; and the Debentures and the Exchange Indenture conform in all material respects to the descriptions thereof in the Offering Memorandum;

                                    The Exchange Indenture has been duly
         authorized, and when executed and delivered by the Company will constitute a valid and legally binding instrument enforceable in accordance with its terms against the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and further except that (a) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy, and (b) waivers as to usury, stay or extension laws may be unenforceable;

                                    The Registration Rights Agreements have been
         duly authorized by the Company and, when executed and delivered by the parties thereto, will constitute valid and legally binding instruments, enforceable in accordance with their terms against the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, to general equity principles and further except that (a) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy and (b) waivers as to usury, stay or extension laws may be unenforceable; and the Registration Rights Agreements conform in all material respects to the descriptions thereof in the Offering Memorandum;

                                    The issue and sale of the Convertible
         Preferred Stock, the Notes and the Preferred Stock and the compliance by the Company with all of the provisions of the Convertible Preferred Stock and the documents executed in connection with the sale thereof, the Notes and the Preferred Stock, the Certificate of Designations, the Indenture, the Registration Rights Agreements, this Agreement and the documents executed in connection with the sale of the Highland Shares and the consummation of the transactions herein and therein contemplated will not contravene the provisions of the certificate of incorporation and bylaws of the Company, or to the best of our knowledge, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, except as may be required by (x) the Hart-Scott Rodino Act, (y) federal or state securities laws and regulations and (z) the laws, orders, regulations or requirements regarding, or governmental authorizations to own or operate, cable television systems or competitive local exchange carrier networks and related facilities under federal, state or local law, and similar laws or regulations, in each case in connection with the conversion of the Convertible Preferred Stock into Class A Common Stock;

                                    The statements set forth in the Offering
         Memorandum under the captions "Risk Factors -- Certain Tax Considerations," "Affiliates Purchase of Convertible Preferred Stock;" "Description of the Notes;" "Description of the Exchangeable Preferred Stock and Exchange Debentures;" "Terms Applicable to Securities" and "Description of Convertible Preferred Stock," insofar as they purport to constitute a summary of the terms of such securities, the statements set forth in the Offering Memorandum under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources--Financing Activities," insofar as they purport to describe the debt instruments referred to therein and the statements set forth in the Offering Memorandum under the caption "Certain Federal Income Tax Considerations", insofar as they purport to describe the provisions of the laws referred to therein, are, when taken together with the other information included in the Offering Memorandum, accurate in all material respects;

                                    No registration of the Securities under the
         Act, and no qualification of an indenture under the 1939 Act with respect thereto, is required for the offer, sale and initial resale of the Senior Notes and the Shares by the Initial Purchasers in the manner contemplated by this Agreement; no registration of the Highland Shares or the Convertible Preferred Stock under the Act is required for the offer and sale of the Highland Shares or the Convertible Preferred Stock as described in the Offering Memorandum; and

                                    The Company is not an "investment company"
         or an entity "controlled by an investment company," as such terms are defined in the Investment Company Act.

                           In addition, such counsel shall also state that such
counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for and has not verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to the extent such counsel deemed appropriate upon facts provided by officers and other representatives of the Company), no facts have come to the attention of such counsel that lead such counsel to believe that the Offering Memorandum, as of its date or as of the Closing Date, contained or contains any untrue statement of material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and other financial and statistical data included therein).

                  The opinion of such counsel may be limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States.

                           The Initial Purchasers shall have received on the
Closing Date an opinion of Randall D. Fisher, Esq., General Counsel of the Company, dated the Closing Date and addressed to the Initial Purchasers to the effect that:

                                    Except as set forth in the Offering
         Memorandum, each of the Company and its Subsidiaries has all of the licenses, permits, franchises and authorizations, if any, required by the relevant governmental authorities of each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut and/or its political subdivisions for the provision of cable television service (as such counsel understands service to be provided which may be based on a certificate of an officer of the Company, provided that such counsel shall state that they believe that both the Initial Purchasers and he are justified in relying on such certificate), where the failure to obtain or hold such license, permit, franchise or authorization would have a Material Adverse Effect;

                                    To the best of such counsel's knowledge
         after due inquiry, each of the Company and its Subsidiaries has made all filings, reports, applications and submissions required by the laws and ordinances relating to cable services of each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut, and the ordinances of the state's political subdivisions relating thereto, and the rules and regulations promulgated therewith;

                                    Each of the Company and its Subsidiaries has
         the consents, approvals, authorizations, licenses, certificates, permits, or orders of any governmental authorities of the each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut, and its political subdivisions, if any, required for the consummations of the transactions contemplated in the Purchase Agreement where the failure to obtain the consents, approvals, authorizations, licenses, certificates, permits or orders would have a Material Adverse Effect;

                                    There are no actions, suits or proceedings
         pending or, to the best of such counsel's knowledge, threatened by or before any court or governmental body each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut, against or affecting any of the Company or its Subsidiaries, or the business of the Company and its Subsidiaries;

                                    The statements in the Offering Memorandum
         under the headings "Risk Factors - Regulation in the Telecommunications Industry" and "Risk Factors - Competition," insofar as they relate to the Company and its Subsidiaries operations each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and

         Connecticut, and purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects; and

                                    Neither (a) the offering the Highland Shares
         and of the Convertible Preferred Stock contemplated by the Offering Memorandum nor (b) the execution and delivery of the Purchase Agreement and the offering of the Senior Notes and the Shares contemplated thereby will conflict with or result in a violation of any order or regulation of each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut, or its political subdivisions applicable to the Company and its Subsidiaries, the conflict with or the violation of which would have a Material Adverse Effect.

                                    The Initial Purchasers shall have received
         on the Closing Date an opinion of Colin H. Higgin, Deputy General Counsel to the Company, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

                                    None of the Company or its Subsidiaries is
         in violation of its certificate of incorporation, by-laws, certificate of limited partnership or partnership agreement, as applicable, or in default in the performance or observance of any material obligation, covenant or condition contained in any partnership agreement, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                                    Each of the Company and its Subsidiaries has
         been duly qualified as a foreign corporation or partnership, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to so qualify would not have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that he believes that both the Initial Purchasers and he are justified in relying upon such opinions and certificates);

                                    Each Subsidiary of the Company is owned
         directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (other than liens to secure indebtedness under credit facilities disclosed in the Offering Memorandum) (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its Subsidiaries, provided that such counsel shall state that he believes that both the Initial Purchasers and he are justified in relying upon such opinions and certificates);

                                    To the best of such counsel's knowledge and
         other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholder's equity, partners' equity, or results of operations of the Company and its Subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                                    The issue and sale of the Notes, the
         Preferred Stock and the Convertible Preferred Stock and the compliance by the Company with all of the provisions of the Notes, the Preferred Stock, the Convertible Preferred Stock and the documents executed in connection with the sale thereof, the Indenture, the Certificate of Designations, the Registration Rights Agreements, this Agreement and the documents executed in connection with the sale of the Highland Shares and the consummation of the transactions herein and therein contemplated will not, to the best of my knowledge after due inquiry, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any material indenture, mortgage, deed of trust, sale/leaseback transaction, loan agreement or other similar financing agreement, or instrument or other agreement or instrument (including, without limitation, any license or franchise granted to the Company or a Subsidiary by a local franchising governmental body) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation, by-laws, the certificate of limited partnership or the partnership agreements of the Company and its Subsidiaries, as appropriate, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except as may be required by (x) the Hart-Scott Rodino Act, (y) federal or state securities laws and regulations and
         (z) the laws, orders, regulations or requirements regarding, or governmental authorizations to own or operate, cable television systems or competitive local exchange carrier networks and related facilities under, federal, state or local law, and similar laws or regulations, in each case in connection with the conversion of the Convertible Preferred Stock into Class A Common Stock; and

                                    No consent, approval, authorization, order,
         registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Convertible Preferred Stock or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture, the Certificate of Designations and the Registration Rights Agreements, or the documents executed in connection with the sale of the Highland Shares or the Convertible Preferred Stock, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and resale of the Senior Notes and the Shares by the Initial Purchasers, and as may be required by (x) the Hart-Scott Rodino Act,
         (y) federal or state securities laws and regulations and (z) the laws, orders, regulations or requirements regarding, or governmental authorizations to own or operate, cable television systems or competitive local exchange carrier networks and related facilities under, federal, state or local law, and similar laws or regulations, in each case in connection with the conversion of the Convertible Preferred Stock into Class A Common Stock.

                           In addition, such counsel shall also state that such
counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for and has not verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to the extent such counsel deemed appropriate upon facts provided by officers and other representatives of the Company), no facts have come to the attention of such counsel that lead such counsel to believe that the Offering Memorandum, as of its date or as of the Closing Date, contained or contains any untrue statement of material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and other financial and statistical data included therein).

                           The Initial Purchasers shall have received on the
Closing Date an opinion of Fleischman & Walsh, P.C., special regulatory counsel for the Company and its Subsidiaries, dated the Closing Date, and addressed to the Initial Purchasers to the effect that:
                                    The communities listed in Section A of
         Attachment 1 to the opinion have been registered with the FCC in connection with the operation of the Systems. The filing of a registration statement constitutes initial FCC authorization for the commencement of cable television operations in the community registered.

                                    The Subsidiaries hold certain FCC licenses,
         as that term is defined below ("FCC Licenses"). All FCC Licenses and receive-only earth station registrations held by the Subsidiaries in connection with the operation of the Cable Systems are listed on Attachment 1 to the Opinion. To the best of our knowledge, all such FCC Licenses have been validly issued or assigned to the present licensee and are currently in full force and effect. We have no knowledge of any event which would allow, or after notice or lapse of time which would allow, revocation or termination of any FCC License held by the Subsidiaries or would result in any other material impairment of the rights of the holder of such license. To the best of our knowledge, no other FCC Licenses are required in connection with the operation of the Cable Systems by the Subsidiaries in the manner we have advised they are presently being operated. For the purposes of this opinion, an FCC License is defined as an authorization, or renewal thereof, issued by the FCC authorizing the transmission of radio energy through the airways.

                                    Other than proceedings affecting the cable
         television industry generally, there is no action, suit or proceeding pending before or, to the best of our knowledge, threatened by the FCC which is reasonably likely to have a materially adverse impact upon the cable television operations of the Company and its Subsidiaries taken as a whole.

                                    To the best of our knowledge after due
         inquiry, the Company and the Subsidiaries have filed all current and routine filings, reports, applications and submissions required under the Communications Act, as amended, and under the rules and regulations of the FCC.

                                    The Subsidiaries hold all authorizations
         and/or have filed all notifications required by the FCC in connection with their operation on all frequencies in the 108-137 MHz and 225-400 MHz bands which we have been advised are currently being utilized on the Cable Systems. The geographic and technical parameters with respect to the authorized use of these frequencies are listed on Attachment 1 hereto.

                                    The employment units covered by the Cable
         Systems and operated by the Subsidiaries have been certified, where required, by the FCC for compliance with equal employment opportunity ("EEO") requirements in each of calendar years 1992 through 1996 in which such Cable Systems have been owned and operated by the Company or the Subsidiaries.

         Employment certification records for the years prior to 1992 have been purged from the FCC's database and are therefore outside the scope of this opinion.

                                    Statements of Account required by Section
         111 of the Copyright Act of 1976, as amended have been filed, together with royalty payments accompanying said Statements of Account, with the U.S. Copyright Office for the Cable Systems covering each of the accounting periods beginning with January 1 through June 30, 1994 accounting period and ending with the July 1 through December 31, 1996 accounting period during which such Cable Systems have been operated by the Subsidiaries. We have not received the information or calculations contained in these Statements, and express no opinion with respect to the accuracy thereof. To the best of our knowledge, there are no currently outstanding inquiries received from the U.S. Copyright Office or any other party which question the copyright filings or payments made by the Company or the Subsidiaries with respect to the Cable Systems. It is possible that there may be matters pending before the U.S. Copyright Office relating to the Cable Systems, the Company or the Subsidiaries of which we do not have knowledge because such matters have not yet been incorporated into the available public files of the U.S. Copyright Office. However, we are not aware of the pending or threatened claim, action or demand for copyright infringement or for non-payment of royalties with respect to the Statements of Account or related royalty payments filed by the Company and the Subsidiaries for the Cable Systems.

                                    The Company has obtained all consents,
         approvals and authorizations of the FCC, if any, required for the consummation of the transactions of the transactions contemplated in the Purchase Agreement where the failure to obtain the consents, approval, authorizations, licenses, certificates, permits or orders would reasonably be expected to have a materially adverse impact on the Company or the Subsidiaries.

                                    Neither the execution and delivery of the
         Purchase Agreement nor the offering of the Senior Notes and the Shares contemplated thereby nor the offering of the Highland Shares and the Convertible Preferred Stock as contemplated by the Offering Memorandum will conflict with or result in a violation of any order or regulation of the FCC applicable to the Company and the Subsidiaries, the conflict with or the violation of which would reasonably be expected to have a materially adverse impact on the Company or the Subsidiaries. However, we call your attention to the following.

                                    Under the Act as now in effect, the sale or
         other disposition of certain pledged collateral and the exercise of certain other rights and remedies conferred upon you by any agreement or by applicable law might constitute an assignment of an FCC licensee, or transfer of control of an FCC license, requiring for its consummation the prior consent of the FCC granted upon an appropriate application thereof.

                                    Under the Act as now in effect, and as now
         interpreted by the FCC, no valid security interest may be granted in an FCC license. To the extent that the Purchase Agreement and/or related financing documents purport to grant to you a security interest in any FCC licenses, such security interest may not be legally enforceable.

                                    In the course of our representation of the
         Company and its Subsidiaries, no matters have come to our attention, other than matters affecting the cable television industry generally, which would reasonable be expected to have a materially adverse impact upon the cable television operations of the Company and the Subsidiaries taken as a whole.

                                    In our opinion, the Statements in the
         Offering Memorandum under the headings "Risk Factors - Regulation in the Telecommunications Industry" and "Risk Factors Competition," insofar as the purport to describe the provisions of the law referred to therein, are accurate, complete and fair in all material respects.


                           The Initial Purchasers shall have received on the
Closing Date an opinion, of Latham & Watkins, counsel for the Initial Purchasers, dated the Closing Date, and addressed to the Initial Purchasers, with respect to such matters as the Initial Purchasers may reasonably request, and such counsel shall have received such certificates, documents and information as they may reasonably request to enable them to pass upon such matters.

                           The Initial Purchasers shall have received letters
addressed to the Initial Purchasers, and dated the date hereof and the Closing Date from Deloitte & Touche LLP, independent certified public accountants, substantially in the forms heretofore approved by the Initial Purchasers and their counsel.

                           There shall not have been any decrease in
stockholders' equity of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or specifically contemplated in the Offering Memorandum;
(ii) the Company and its Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and its Subsidiaries, taken as a whole, other than those reflected in the Offering Memorandum; and (iii) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Initial Purchasers shall have received a certificate, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (or such other officers as are acceptable to the Initial Purchaser), to the effect set forth in this Section 7(j) and in Section 7(k) hereof.

                           The Company shall not have failed at or prior to the
Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                           There shall not have been any announcement by any
"nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any class of securities of the Company or any of its Subsidiaries, or (ii) it is reviewing its ratings assigned to any class of securities of the Company or any of its Subsidiaries with a view to possible downgrading, or with negative implications, or direction not determined.

                           The Initial Securities shall have been approved for
trading in the PORTAL Market.

                           The Company shall have obtained, in writing, all
consents and waivers required under the terms of any of its material agreements necessary to ensure that the transactions contemplated by this Agreement and the other Operative Documents and the sale of the Highland Shares and the Convertible Preferred Stock as contemplated by the Offering Memorandum will not conflict with or constitute a breach of, or a default under any of such agreements. The Company shall have furnished photocopies of such waivers and consents, if any, to the Initial Purchasers.

                           The Certificate if Designations shall have been filed
with the appropriate authorities.

                           The sale of the Highland Shares and the Convertible
Preferred Stock shall have been consummated prior to or simultaneously with the consummation of the sale of the Senior Notes and the Shares hereunder.

                           The Company shall have furnished or caused to be
furnished to you the "lock-up" letter contemplated by Section 4(v) hereof.

                           The Company shall have furnished or caused to be
furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers or their counsel shall have requested.

                  All such opinions, certificates, letters, consents, waivers amendments and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers. Any certificate or document signed by any officer of the Company and delivered to the Initial Purchasers, or to counsel for the Initial Purchasers, shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the statements made therein.

                           Expenses. The Company agrees to pay the following
costs, expenses and fees and all other costs and expenses incident to the performance by it of any of its obligations hereunder: (i) the preparation and reproduction of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements thereto), and each amendment or supplement to any of them, this Agreement, the Indenture and the Exchange Indenture; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Memorandum, the Preliminary Offering Memorandum, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Senior Notes and the Shares;
(iii) the preparation, printing, authentication, issuance and delivery of certificates for the Senior Notes and the Exchangeable Preferred Stock, including any stamp taxes in connection with the original issuance and sale of the Notes and the Preferred Stock; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Senior Notes and the Exchangeable Preferred Stock; (v) the application for quotation of the Initial Securities on the PORTAL Market; (vi) the qualification of the Senior Notes and the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in
Section 4(e) hereof (including the reasonable fees, expenses and disbursements of counsel for the Initial Purchasers relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification); (vii) the performance by the Company of its obligations under the Registration Rights Agreements; (viii) fees and expenses of the Trustee and its counsel; (ix) the transportation and other expenses, if any, incurred by or on behalf of the Company representatives in connection with presentations to prospective purchasers of the Senior Notes and the Shares; and
(x) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel, if any) for the Company. The Company hereby agrees that they will pay in full on the Closing Date the fees and expenses referred to in clause (vi) of this Section 8 by delivering to counsel for the Initial Purchasers on such date a check payable to such counsel in the requisite amount.

                           Effective Date of Agreement.  This Agreement shall
become effective upon the execution and delivery hereof by all the parties hereto.

                           Termination of Agreement.   This Agreement shall be
subject to termination in the absolute discretion of the Initial Purchasers, without liability on the part of the Initial Purchasers to the Company, by notice to the Company, if prior to the Closing Date, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared, or (iii) there shall have occurred any outbreak or escalation of hostilities involving the United States or other domestic, foreign or international calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to commence or continue the offering of the Securities on the terms set forth on the cover page of the Offering Memorandum or to enforce contracts for the resale of the Senior Notes and Shares by the Initial Purchasers. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

                           If on the Closing Date any one or more of the Initial
Purchasers shall fail or refuse to purchase the Senior Notes and the Shares which it or they have agreed to purchase hereunder on such date and the amount of Senior Notes or Shares which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total amount of securities of such series to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the aggregate principal amount or number of shares of such securities set forth opposite its name in Schedule I bears to the total amount of such securities which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the securities which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount or number of shares of such securities which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such aggregate amount of such securities without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase such Senior Notes or Shares and the aggregate amount of securities with respect to which such default occurs is more than one-tenth of the total amount of securities of such series to be purchased by all Initial Purchasers and arrangements satisfactory to you and the Company for the purchase of such securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements amy be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

                           Information Furnished by the Initial Purchasers.
The statements set forth in the last paragraph of the front cover page of the Preliminary Offering Memorandum and the Offering Memorandum and the second to last paragraph on page 2 of the Preliminary Offering Memorandum and the Offering Memorandum, constitute the only Initial Purchasers Information furnished by or on behalf of the Initial Purchasers as such information is referred to in Sections 5(a) and 6 hereof.

                           Miscellaneous.  Except as otherwise provided in
Sections 4, 9 and 10 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at Main at Water Street, Coudersport, PA 16915,
Attention: Chief Financial Officer with a copy to Buchanan Ingersoll Professional Corporation, 1 Oxford Center, 301 Grant
                                                       28

Street, 20th Floor, Pittsburgh, PA 15219, Attention: Carl E. Rothenberger, Jr., or (ii) if to the Initial Purchasers, addressed to Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, Attention: Manager, Investment Banking Division, with a copy to Latham & Watkins, 885 Third Avenue, New York, NY 10022,
Attention: Beth R. Neckman.

                  This Agreement has been and is made solely for the benefit of the Initial Purchasers, the Company and their respective directors, officers and the controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Initial Purchasers of any of the Senior Notes or the Shares in his status as such purchaser.

Applicable Law; Counterparts This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York and without regard to the conflicts of law principles thereof.

                 This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                            [signature page follows]

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers.

                                         Very truly yours,



                                  ADELPHIA COMMUNICATIONS CORPORATION



                                                 By: /s/ James P. Rigas
                                                 Name: James P. Rigas
                                                 Title:Executive Vice President







Confirmed as of the date first above mentioned.

SMITH BARNEY INC.
BEAR, STEARNS & CO. INC.
NATIONSBANC CAPITAL MARKETS, INC.
TD SECURITIES (USA) INC.

By SMITH BARNEY INC.


By: /s/ M.E. Anderson
     Name:
     Title:


                                   SCHEDULE I



                                                                                         Number of Shares
                                                               Principal Amount           of Exchangeable
                                                               of Senior Notes            Preferred Stock
                 Initial Purchasers                            to be Purchased            to be Purchased

Smith Barney Inc. ...................................           $105,000,000                 665,000

Bear, Stearns & Co. Inc. ............................             22,500,000                 142,500

NationsBanc Capital Markets, Inc. ...................             11,250,000                 71,250

TD Securities (USA) Inc..............................            $11,250,000                 71,250
                                                                 -----------                 ------

         Total.......................................           $150,000,000                 950,000


                                    Exhibit A



                   Form of Notes Registration Rights Agreement

                                    Exhibit B



       Form of Exchangeable Preferred Stock Registration Rights Agreement